[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) STRATEGIC
                INCOME SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) STRATEGIC INCOME SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961,
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)


ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8
500 Boylston Street                                      a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Peter C. Veream+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of 8.40% and Service Class shares 8.19%. These returns, which include the reinvestment of any distributions, compare with returns over the same period of 19.49%, 11.04%, and 1.07%, respectively, for the series' benchmarks, the Salomon Brothers World Government Bond Index, the Lehman Brothers Government/Credit Index, and the Lehman Brothers High Yield Bond Index. The Salomon Brothers World Government Bond Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years. The Lehman Brothers Government/Credit Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity.

During the past 12 months, the U.S. Federal Reserve Board (the Fed) cut short-term interest rates to 1.25% in an effort to stimulate a sagging economy. At the same time, accounting scandals and fraud in some of this country's largest companies were front-page news. Stocks plunged across all industries, and corporate bonds experienced a high level of volatility. Investment-grade bonds, even those issued by companies with clean balance sheets, became much less attractive to potential buyers. In July of 2002, the high-yield market declined severely when the number of companies that were unable to make timely principal and/or interest payments rose to new levels. There was a flight to quality as investors sold their corporate bonds in favor of the safety offered by U.S. government securities.

International corporate bonds performed better than their U.S. counterparts because they were not as severely affected by accounting scandals and exposure to the poor performance from technology and telecommunications industries. However, European economies were also weak. Business spending across the Continent was down. As a result, many believed that the European Central Bank
(ECB) would follow the Fed's lead and start to cut interest rates. Although the ECB did cut rates in December 2002, it waited far longer to take action than most expected it would.

BRIGHT SPOTS IN QUALITY, INTERNATIONAL, AND BANKING
Generally, the portfolio's focus on high-quality bonds helped its performance throughout the past 12 months. For example, our holdings in U.S. Treasury and government agency bonds generated positive returns for the portfolio even though we were underweighted in those areas relative to the Lehman Government/ Credit Index.

International investments in Germany, the United Kingdom, and "dollar bloc" countries such as Canada also performed well for the portfolio. These issues offered higher yields than U.S. Treasury securities and boosted portfolio performance because of currency gains made when the value of many international currencies rose in comparison to the U.S. dollar. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

The portfolio had a relatively large investment in U.S. banks, one of the groups in the corporate bond sector that did particularly well. A hot housing market translated into increased mortgage lending that improved business profitability for banks. The banks we held were well-capitalized, had a strong consumer base, and fewer credit problems than many investors expected.

WEAKNESS IN HIGH-YIELD SECTOR AND SELECTED CORPORATE BONDS
Although the portfolio avoided most of the bonds with significant accounting and corporate governance problems such as Enron and Tyco, it did not escape from the general declines experienced in the high-yield market. As the year progressed, our high-yield strategy was to increase the portfolio's diversification across industries, to focus on more liquid issues where there was a ready market for buyers, and to improve the credit quality of our holdings.

OPPORTUNITIES IN MORTGAGE HOLDINGS AND INTERNATIONAL BONDS
The portfolio's mortgage-backed bonds have done well recently, and we think they will continue to be attractive assets. We're interested in 30-year and 15-year mortgage issues for two reasons. First, we think that we are nearing the end of the refinancing wave that began last year. Less refinancing means fewer bonds, and that lack of supply will help the mortgage-backed market. Second, if the Fed does not take action or were to raise interest rates, we believe that mortgages would tend to be less volatile in a potentially rising interest rate market.

We gradually increased the portfolio's holdings in international bonds over the period. In 2002, the portfolio held roughly 16% of its assets in international issues. Currently, that position is nearly 20%. Yields on international bonds such as those from Germany, France, Denmark, and Sweden have been higher than the yields on U.S. Treasury securities. We believe that these non-U.S. bonds offer investors solid income opportunities as well as the potential for price appreciation.

The portfolio's holdings in emerging markets currently stand at nearly 8% of the portfolio. We have invested in what we believe is a well-diversified group of emerging market bonds that includes Mexico, Russia, and Bulgaria. All three countries have made solid progress in reforming social, political, and economic policies. As a result, their credit quality of their bonds has improved, the countries are all much better able to attract investment capital, and we believe their bonds offer potential for continued price appreciation.

POTENTIAL FOR CHANGE IN CORPORATE BOND MARKETS
Going forward, we expect to see companies continue to clean up and strengthen their balance sheets to improve their credit quality. We would also anticipate less volatility in the bond markets as investors' faith in the corporate bond market is restored. In our view, the corporate bond investor's aversion to risk, real or perceived, shifted over the last quarter and buyers returned to the market. This change in investor sentiment, coupled with fewer corporate governance issues and declining default rates, may allow investors to see good income and capital appreciation potential from corporate bonds.

    Respectfully,

/s/ Peter C. Vaream

    Peter C. Vaream
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Peter C. Vaream is Senior Vice President of MFS Investment Management(R) (MFS(R)) and manages the investment-grade bond, government securities and global governments portfolios of our mutual funds, variable annuities and institutional accounts. He is a member of the MFS Fixed Income Strategy Group.

Peter joined MFS in 1992 and became a portfolio manager in 1993. Previously, he was Vice President in the Fixed Income Department at The First Boston Corp. from 1986 to 1992. Prior to that, he served as a corporate financial analyst.

Peter earned a bachelor's degree in finance from New York University. he is a member of the Lehman Brothers Index Advisory Council.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks high current income by investing in fixed-income securities.
           Its secondary objective is to provide significant capital appreciation. Prior to May 1, 2002, the series' investment objective was to provide income and capital appreciation.

Commencement of investment operations: June 14, 1994

Class inception: Initial Class       June 14, 1994
                 Service Class       May 1, 2000

Size: $40.9 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2002. Index information is from June 1, 1994.)

                                                                    Salomon
                                     Lehman          Lehman         Brothers
               MFS Strategic        Brothers         Brothers        World
               Income Series -     High Yield       Government      Government
               Initial Class       Bond Index      Credit Index     Bond Index

"6/94"            $10,000           $10,000          $ 9,977         $10,144
"12/96"            11,993            13,563           12,347          12,721
"12/98"            12,794            15,481           14,836          14,702
"12/99"            12,475            15,905           14,571          14,075
"12/00"            13,085            14,445           16,238          14,298
"12/01"            13,707            14,839           17,619          14,157
"12/02"            14,859            14,998           19,563          16,916

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class
                                  1 Year       3 Years      5 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return          + 8.40%       +19.12%      +25.31%     +48.59%
-------------------------------------------------------------------------------
Average Annual Total Return      + 8.40%       + 6.00%      + 4.62%     + 4.74%
-------------------------------------------------------------------------------

SERVICE CLASS
                                  1 Year       3 Years      5 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return          + 8.19%       +18.19%      +24.34%     +47.43%
-------------------------------------------------------------------------------
Average Annual Total Return      + 8.19%       + 5.73%      + 4.45%     + 4.65%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                  1 Year       3 Years      5 Years       Life*
-------------------------------------------------------------------------------
Lehman Brothers High Yield
  Bond Index#                    + 1.07%       - 1.94%      - 0.38%     + 4.84%
-------------------------------------------------------------------------------
Lehman Brothers Government
  Credit Index#                  +11.04%       +10.45%      + 7.62%     + 8.13%
-------------------------------------------------------------------------------
Salomon Brothers World
  Government Bond Index#         +19.49%       + 6.32%      + 5.82%     + 6.32%
-------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2002. Index information is from
    June 1, 1994.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Bonds - 96.2%
-----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
ISSUER                                                                            (000 OMITTED)             VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 76.0%
  Advertising & Broadcasting - 2.5%
    Chancellor Media Corp., 8.125s, 2007                                                $   250       $   260,313
    LIN Television Corp., 8s, 2008                                                          250           264,687
    Panamsat Corp., 8.5s, 2012##                                                            210           200,550
    Radio One, Inc., 8.875s, 2011                                                           150           160,500
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                                        140           144,900
                                                                                                      -----------
                                                                                                      $ 1,030,950
-----------------------------------------------------------------------------------------------------------------
  Aerospace - 0.6%
    Goodrich Corp., 7.625s, 2012                                                        $   177       $   182,765
    K & F Industries, Inc., 9.625s, 2010##                                                   70            71,225
                                                                                                      -----------
                                                                                                      $   253,990
-----------------------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Chrysler Corp., 7.45s, 2097                                                         $    92       $    95,581
    Ford Motor Credit Co., 7.375s, 2009                                                     220           217,989
                                                                                                      -----------
                                                                                                      $   313,570
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.9%
    Abbey National Capital, 8.963s, 2049                                                $   152       $   188,451
    Bank America Corp., 7.4s, 2011                                                          226           266,220
    Credit Suisse First Boston USA, 4.625s, 2008                                            313           317,363
                                                                                                      -----------
                                                                                                      $   772,034
-----------------------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 2.6%
    Cox Communications Inc., 7.125s, 2012                                               $   371       $   412,082
    CSC Holdings, Inc., 8.125s, 2009                                                        295           283,569
    Mediacom Broadband LLC & Media, 11s, 2013                                               250           253,750
    Tele Communications, Inc., 9.8s, 2012                                                    81            97,364
                                                                                                      -----------
                                                                                                      $ 1,046,765
-----------------------------------------------------------------------------------------------------------------
  Building - 0.4%
    American Standard, Inc., 7.375s, 2008                                               $   170       $   177,650
-----------------------------------------------------------------------------------------------------------------
  Business Services - 1.3%
    Iron Mountain, Inc., 8.625s, 2013                                                   $   185       $   193,325
    Unisys Corp., 8.125s, 2006                                                              115           119,887
    Williams Scotsman, Inc., 9.875s, 2007                                                   250           231,250
                                                                                                      -----------
                                                                                                      $   544,462
-----------------------------------------------------------------------------------------------------------------
  Conglomerates - 1.4%
    Kennametal Inc., 7.2s, 2012                                                         $   523       $   554,942
-----------------------------------------------------------------------------------------------------------------
  Containers - 1.2%
    Ball Corp., 8.25s, 2008                                                             $    30       $    31,575
    Owens Brockway Glass Container, 8.875s, 2009                                            200           206,000
    Silgan Holdings, Inc., 9s, 2009                                                         225           234,563
                                                                                                      -----------
                                                                                                      $   472,138
-----------------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 6.3%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029##                             $   336       $   329,188
    Commerce 1999 1, 0s, 2018                                                             3,097           100,261
    DLJ Commercial Mortgage Corp., 0s, 2005                                              29,000           547,569
    First Union Lehman Brothers Bank, 0s, 2028                                            6,225           172,866
    Mortgage Capital Funding Inc., 0s, 2031                                               1,892            69,472
    Residential Funding Mortgage Secs I Inc., 6s, 2016                                      744           764,312
    Tiaa Retail Commercial Mortgage Trust, 7.17s, 2032##                                    553           610,349
                                                                                                      -----------
                                                                                                      $ 2,594,017
-----------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.4%
    L-3 Communications Corp., 7.625s, 2012                                              $   140       $   144,200
-----------------------------------------------------------------------------------------------------------------
  Energy - Independent - 2.2%
    Chesapeake Energy Corp., 8.125s, 2011##                                             $   250       $   257,500
    Devon Financing Corp., U L C, 6.875s, 2011                                              333           370,914
    Ocean Energy Inc., 4.375s, 2007                                                         260           263,843
                                                                                                      -----------
                                                                                                      $   892,257
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 2.1%
    News America Holdings Inc., 7.7s, 2025                                              $    37       $    38,043
    Regal Cinemas Corp., 9.375s, 2012                                                       235           250,275
    Time Warner Inc., 6.95s, 2028                                                            96            91,232
    Turner Broadcasting Systems, Inc., 8.375s, 2013                                         270           304,196
    USA Interactive, 7s, 2013##                                                             169           174,938
                                                                                                      -----------
                                                                                                      $   858,684
-----------------------------------------------------------------------------------------------------------------
  Financial Services - 1.5%
    Boeing Capital Corp., 5.75s, 2007                                                   $   113       $   119,399
    General Electric Capital Corp., 5.45s, 2013                                             174           180,161
    General Mtrs Acceptance Corp., 7s, 2012                                                 256           257,084
    Sprint Capital Corp., 6.875s, 2028                                                       91            73,255
                                                                                                      -----------
                                                                                                      $   629,899
-----------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    Burns Philip Capital Property Ltd., 9.75s, 2012##                                   $   330       $   316,800
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.7%
    MDP Acquisitions PLC, 9.625s, 2012##                                                $    95       $    98,800
    Meadwestvaco Corp., 6.8s, 2032                                                          192           195,198
                                                                                                      -----------
                                                                                                      $   293,998
-----------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 1.4%
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                            $   115       $   123,050
    HMH Properties, Inc., 8.45s, 2008                                                       250           246,875
    Park Place Entertainment Corp., 8.875s, 2008                                            205           217,829
                                                                                                      -----------
                                                                                                      $   587,754
-----------------------------------------------------------------------------------------------------------------
  Home Construction - 0.6%
    D. R. Horton, Inc., 8s, 2009                                                        $   240       $   240,000
-----------------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    Metlife Inc., 6.5s, 2032                                                            $   193       $   200,320
-----------------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    New Terex Corp., 8.875s, 2008                                                       $   230       $   207,288
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    Fisher Scientific International, Inc., 8.125s, 2012                                 $   120       $   124,200
-----------------------------------------------------------------------------------------------------------------
  Municipals - 2.7%
    Austin Texas Electric Utility Systems Revenue, 5.5s, 2013                           $   650       $   746,096
    Massachusetts Str, 5.5s, 2013                                                           325           375,089
                                                                                                      -----------
                                                                                                      $ 1,121,185
-----------------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.5%
    Kinder Morgan Energy Partners, 7.3s, 2033                                           $   185       $   198,332
-----------------------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Valero Energy Corp., 6.875s, 2012                                                   $   114       $   118,721
-----------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.1%
    Allied Waste North America, Inc., 10s, 2009                                         $   250       $   248,125
    Waste Management Inc., Delaware, 7.75s, 2032##                                          176           189,095
                                                                                                      -----------
                                                                                                      $   437,220
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    Hollinger International Publishing, Inc., 9s, 2010##                                $    70       $    70,612
    Hollinger International Publishing, Inc., 9.25s, 2007                                   500           523,125
                                                                                                      -----------
                                                                                                         $593,737
-----------------------------------------------------------------------------------------------------------------
  Real Estate - 0.8%
    Kimco Realty Corp., 6s, 2012                                                        $   100       $   102,237
    Vornado Reality Trust, 5.625s, 2007                                                     203           206,844
                                                                                                      -----------
                                                                                                      $   309,081
-----------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.6%
    Starwood Hotels & Resorts, 7.875s, 2012##                                           $   250       $   247,500
-----------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.4%
    Tricon Global Restaurants Inc., 8.875s, 2011                                        $   168       $   182,280
-----------------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    Gap, Inc., 10.55s, 2008                                                             $   130       $   141,700
-----------------------------------------------------------------------------------------------------------------
  Small Business Administration - 0.6%
    SBA, 6.35s, 2021                                                                    $   233       $   257,682
-----------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Fleming Cos., Inc., 9.25s, 2010                                                     $   165       $   129,525
    Roundys, Inc., 8.875s, 2012##                                                            85            83,300
                                                                                                      -----------
                                                                                                      $   212,825
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.4%
    AT&T Wireless Services Inc., 8.75s, 2031                                            $    38       $    37,240
    Verizon Wireless Capital LLC, 5.375s, 2006                                              120           125,362
                                                                                                      -----------
                                                                                                      $   162,602
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.2%
    Citizens Communications Co., 8.5s, 2006                                             $    56       $    62,014
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 17.3%
    FNMA, 5.5s, 2017                                                                    $   500       $   527,598
    FNMA, 6s, 2016 - 2017                                                                 2,983         3,122,428
    FNMA, 6.5s, 2032                                                                        110           114,571
    GNMA, 6.5s, 2028 - 2032                                                               1,658         1,741,037
    GNMA, 7s, 2031 - 2031                                                                 1,509         1,589,852
                                                                                                      -----------
                                                                                                       $7,095,486
-----------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 15.0%
    U.S. Treasury Bonds, 0s, 2023                                                       $   619       $   215,627
    U.S. Treasury Bonds, 6.25s, 2030                                                        658           787,416
    U.S. Treasury Bonds, 5.375s, 2031                                                       597           650,823
    U.S. Treasury Notes, 4.625s, 2006                                                     1,180         1,272,649
    U.S. Treasury Notes, 3.25s, 2007                                                      1,700         1,742,102
    U.S. Treasury Notes, 3.375s, 2007                                                     1,114         1,206,969
    U.S. Treasury Notes, 5s, 2011                                                           231           253,811
                                                                                                      -----------
                                                                                                      $ 6,129,397
-----------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.8%
    Firstenegy Corp., 5.5s, 2006                                                        $   204       $   205,152
    Midamerican Energy Holdings Co., 5.875s, 2012##                                         283           286,886
    Niagara Mohawk Power Corp., 8.77s, 2018                                                 242           253,255
    Northwestern Corp., 7.875s, 2007                                                         29            20,859
    Progress Energy Inc., 5.85s, 2008                                                       178           188,447
    TXU Corp., 6.375s, 2006                                                                 192           175,680
                                                                                                      -----------
                                                                                                      $ 1,130,279
-----------------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    Verizon Global Funding Corp., 7.375s, 2012                                          $   354       $   407,291
-----------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                      $31,063,250
-----------------------------------------------------------------------------------------------------------------
Foreign Bonds - 20.2%
  Australia - 0.1%
    Government of Australia, 6.25s, 2015                                              AUD    71       $    43,007
-----------------------------------------------------------------------------------------------------------------
  Austria - 0.5%
    Republic of Austria, 5.5s, 2007                                                   EUR   191       $   217,620
-----------------------------------------------------------------------------------------------------------------
  Belgium - 0.2%
    Kingdom of Belgium, 5s, 2012                                                      EUR    88       $    97,066
-----------------------------------------------------------------------------------------------------------------
  Brazil - 0.4%
    Federal Republic of Brazil, 8s, 2014                                                $   246       $   161,337
-----------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    Republic of Bulgaria, 7.5s, 2013##                                                EUR   127       $   139,957
-----------------------------------------------------------------------------------------------------------------
  Canada - 3.0%
    Abitibi Consolidated, Inc., 8.55s, 2010 (Forest & Paper Products)                   $   125       $   138,734
    Abitibi Consolidated, Inc., 8.85s, 2030 (Forest & Paper Products)                       512           550,585
    Government of Canada, 5.5s, 2009                                                  CAD   775           521,245
                                                                                                      -----------
                                                                                                      $ 1,210,564
-----------------------------------------------------------------------------------------------------------------
  Colombia - 0.2%
    Republic of Colombia, 10.75s, 2013                                                  $    90       $    93,150
-----------------------------------------------------------------------------------------------------------------
  Denmark - 0.4%
    Kingdom of Denmark, 7s, 2007                                                      DKK 1,042       $   168,400
-----------------------------------------------------------------------------------------------------------------
  Finland - 1.3%
    Republic of Finland, 5.375s, 2013                                                 EUR   479       $   547,629
-----------------------------------------------------------------------------------------------------------------
  France - 1.0%
    France Telecom SA, 9.25s, 2011 (Telecom - Wireline)                                 $   168       $   194,253
    Republic of France, 4.75s, 2007                                                   EUR   195           215,969
                                                                                                      -----------
                                                                                                      $   410,222
-----------------------------------------------------------------------------------------------------------------
  Germany - 2.6%
    Federal Republic of Germany, 4s, 2009                                             EUR   240       $   253,976
    Federal Republic of Germany, 5.25s, 2010                                                725           822,539
                                                                                                      -----------
                                                                                                      $ 1,076,515
-----------------------------------------------------------------------------------------------------------------
  Ireland - 0.8%
    Republic of Ireland, 4.25s, 2007                                                  EUR   283       $   306,724
-----------------------------------------------------------------------------------------------------------------
  Italy - 0.3%
    Republic of Italy, 3.25s, 2004                                                    EUR   117       $   123,627
-----------------------------------------------------------------------------------------------------------------
  Kazakhstan - 0.3%
    Kaztransoil Co., 8.5s, 2006 (Oil Services)##                                        $   100       $   102,500
-----------------------------------------------------------------------------------------------------------------
  Malaysia - 0.3%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                                $   100       $   107,442
-----------------------------------------------------------------------------------------------------------------
  Mexico - 1.3%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                                  $   180       $   199,800
    United Mexican States, 11.5s, 2026                                                      237           325,638
                                                                                                      -----------
                                                                                                      $   525,438
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Kingdom of Netherlands, 5s, 2012                                                  EUR    99       $   109,832
-----------------------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Government of New Zealand, 7s, 2009                                               NZD   157       $    86,359
-----------------------------------------------------------------------------------------------------------------
  Norway - 0.8%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit Cos.)##                         $   300       $   307,488
-----------------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 9.375s, 2023                                                    $   150       $   154,500
-----------------------------------------------------------------------------------------------------------------
  Russia - 0.4%
    Russian Federation, 3s, 2006                                                        $    70       $    61,863
    Russian Federation, 11s, 2018##                                                         100           119,750
                                                                                                      -----------
                                                                                                      $   181,613
-----------------------------------------------------------------------------------------------------------------
  Singapore - 1.0%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##                     $   208       $   230,814
    Flextronics International Ltd., 9.875s, 2010 (Electronics)                              180           193,950
                                                                                                      -----------
                                                                                                      $   424,764
-----------------------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                                 $    38       $    44,239
-----------------------------------------------------------------------------------------------------------------
  Spain - 0.7%
    Government of Spain, 6s, 2008                                                     EUR   146       $   169,980
    Kingdom of Spain, 5.35s, 2011                                                            94           106,660
                                                                                                      -----------
                                                                                                      $   276,640
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 3.3%
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##                              $   220       $   268,552
    British Sky Broadcasting Group, 7.3s, 2006 (Advertising & Broadcasting)                 444           461,760
    United Kingdom Treasury, 5.75s, 2009                                              GBP   346           605,167
                                                                                                      -----------
                                                                                                      $ 1,335,479
-----------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                   $ 8,252,112
-----------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $37,771,282)                                                            $39,315,362
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 6.2%
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/2/03, total to be received
      $2,543,396 (secured by various U.S. Treasury obligations), at Cost                $ 2,543       $ 2,543,226
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $40,314,508)                                                      $41,858,588

Other Assets, Less Liabilities - (2.4)%                                                                  (964,065)
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                   $40,894,523
-----------------------------------------------------------------------------------------------------------------

## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S.
Dollar. A list of abbreviations is shown below:

        AUD = Australian Dollars          GBP = British Pounds
        CAD = Canadian Dollars            NZD = New Zealand Dollars
        DKK = Danish Kroner               SEK = Swedish Kroner
        EUR = Euro Dollars

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $40,314,508)              $41,858,588
  Cash                                                                  232,299
  Receivable for forward foreign currency exchange contracts             63,668
  Receivable for series shares sold                                     204,868
  Receivable from investments sold                                      477,336
  Interest receivable                                                   579,426
  Other assets                                                              249
                                                                    -----------
      Total assets                                                  $43,416,434
                                                                    -----------
Liabilities:
  Payable for series shares reacquired                                  137,934
  Payable for investments purchased                                   2,174,806
  Payable for forward foreign currency exchange contracts               187,034
  Payable for forward foreign currency exchange contracts
    subject to master netting agreements                                 20,851
  Payable to affiliates -
    Management fee                                                          833
    Distribution fee                                                         22
  Accrued expenses and other liabilities                                    431
                                                                    -----------
      Total liabilities                                             $ 2,521,911
                                                                    -----------
Net assets                                                          $40,894,523
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $39,135,381
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,403,774
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,936,068)
  Accumulated undistributed net investment income                     2,291,436
                                                                    -----------
      Total                                                         $40,894,523
                                                                    ===========
Shares of beneficial interest outstanding                            3,885,014
                                                                     =========
Initial Class shares:
  Net asset value per share
    (net assets of $37,504,968 / 3,560,612 shares
    of beneficial interest outstanding)                               $10.53
                                                                      ======
Service Class shares:
  Net asset value per share
    (net assets of $3,389,555 / 324,402 shares of
    beneficial interest outstanding)                                  $10.45
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $2,688,606
                                                                     ----------
  Expenses -
    Management fee                                                   $  349,232
    Administrative fee                                                    4,586
    Trustees' compensation                                                1,270
    Shareholder servicing agent fee                                      16,298
    Distribution fee (Service Class)                                      3,357
    Custodian fee                                                        26,736
    Printing                                                             71,768
    Auditing fees                                                        38,800
    Legal fees                                                            2,813
    Miscellaneous                                                           654
                                                                     ----------
      Total expenses                                                 $  515,514
    Fees paid indirectly                                                   (219)
    Reduction of expenses by investment adviser                         (92,860)
                                                                     ----------
      Net expenses                                                   $  422,435
                                                                     ----------
        Net investment income                                        $2,266,171
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ (329,223)
    Written option transactions                                          84,935
    Foreign currency transactions                                      (621,521)
                                                                     ----------
      Net realized loss on investments and foreign currency
        transactions                                                 $ (865,809)
                                                                     ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $2,395,611
    Written options                                                     (27,443)
    Translation of assets and liabilities in foreign currencies         (51,274)
                                                                     ----------
      Net unrealized gain on investments and foreign currency
        translation                                                  $2,316,894
                                                                     ----------
        Net realized and unrealized gain on investments and
          foreign currency                                           $1,451,085
                                                                     ----------
          Increase in net assets from operations                     $3,717,256
                                                                     ==========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                   2002                 2001
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                            $ 2,266,171          $ 2,463,766
  Net realized gain (loss) on investments and foreign currency transactions           (865,809)             302,229
  Net unrealized gain (loss) on investments and foreign currency translation         2,316,894             (456,270)
                                                                                   -----------          -----------
    Increase in net assets from operations                                         $ 3,717,256          $ 2,309,725
                                                                                   -----------          -----------
Distributions declared to shareholders -
  From net investment income (Initial class)                                       $(1,786,880)         $(1,866,743)
  From net investment income (Service class)                                           (20,014)              (2,322)
                                                                                   -----------          -----------
    Total distributions declared to shareholders                                   $(1,806,894)         $(1,869,065)
                                                                                   -----------          -----------
Net decrease in net assets from series share transactions                          $(8,838,707)         $(3,410,166)
                                                                                   -----------          -----------
    Total decrease in net assets                                                   $(6,928,345)         $(2,969,506)
Net assets:
  At beginning of year                                                              47,822,868           50,792,374
                                                                                   -----------          -----------
  At end of year (including accumulated undistributed net investment
    income of $2,291,436 and $1,876,290, respectively)                             $40,894,523          $47,822,868
                                                                                   ===========          ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
INITIAL CLASS SHARES                                       2002            2001            2000            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of year                      $10.09          $10.01          $10.03          $10.88          $10.21
                                                         ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)(S)                            $ 0.50          $ 0.50          $ 0.61          $ 0.54          $ 0.53
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.32           (0.04)          (0.15)          (0.80)           0.27
                                                         ------          ------          ------          ------          ------
      Total from investment operations                   $ 0.82          $ 0.46          $ 0.46          $(0.26)         $ 0.80
                                                         ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                             $(0.38)         $(0.38)         $(0.48)         $(0.59)         $(0.13)
                                                         ------          ------          ------          ------          ------
Net asset value - end of year                            $10.53          $10.09          $10.01          $10.03          $10.88
                                                         ======          ======          ======          ======          ======
Total return                                               8.40%           4.75%           4.90%          (2.50)%          7.90%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.90%           0.92%           0.96%           1.01%           1.01%
  Net investment income(S)(S)                              4.85%           4.99%           6.21%           5.19%           5.11%
Portfolio turnover                                          249%            171%             93%            128%            270%
Net assets at end of year (000 Omitted)                 $37,505         $47,484         $50,782         $45,061         $45,966

  (S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the Series pays a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                      $ 0.48          $ 0.48          $ 0.60          $ 0.54          $ 0.52
        Ratios (to average net assets):
          Expenses##                                       1.10%           1.12%           1.09%           1.05%           1.11%
          Net investment income(S)(S)                      4.65%           4.79%           6.08%           5.15%           5.01%
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.02, increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.18%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                   -----------------------------               PERIOD ENDED
SERVICE CLASS SHARES                                                 2002                   2001         DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                              $10.03                 $ 9.97                     $ 9.47
                                                                   ------                 ------                     ------
Income from investment operations# -
  Net investment income(S)(S)                                      $ 0.44                 $ 0.45                     $ 0.32
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                 0.36                  (0.01)                      0.18+++
                                                                   ------                 ------                     ------
      Total from investment operations                             $ 0.80                 $ 0.44                     $ 0.50
                                                                   ------                 ------                     ------
Less distributions declared to shareholders -
  From net investment income                                       $(0.38)                $(0.38)                    $ --
                                                                   ------                 ------                     ------
Net asset value - end of period                                    $10.45                 $10.03                     $ 9.97
                                                                   ======                 ======                     ======
Total return                                                         8.19%                  4.56%                      5.39%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                         1.15%                  1.12%                      1.12%+
  Net investment income(S)(S)                                        4.50%                  4.64%                      6.57%+
Portfolio turnover                                                    249%                   171%                        93%
Net assets at end of period (000 Omitted)                          $3,390                   $339                        $10

  (S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income(S)(S)                                $ 0.42                 $ 0.43                     $ 0.31
        Ratios (to average net assets):
          Expenses##                                                 1.35%                  1.32%                      1.25%+
          Net investment income(S)(S)                                4.30%                  4.44%                      6.44%+
     *For the period from the inception of the Service Class share operations, May 1, 2000, through
           December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.
   +++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(S)(S) As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.02, increase realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.17%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Series (formerly MFS Global Governments Series) (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 43 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                      DECEMBER 31, 2002      DECEMBER 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                          $1,806,894             $1,869,065
    Long-term capital gain                       --                     --
                                             ----------             ----------
                                             $   --                 $1,869,065
    Tax return of capital                        --                     --
                                             ----------             ----------
Total distributions declared                 $1,806,894             $1,869,065
                                             ==========             ==========

During the year ended December 31, 2002, accumulated undistributed net investment income decreased by $44,131 and accumulated net realized loss on investments and foreign currency transactions decreased by $44,131 due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

           Undistributed ordinary income               $2,415,487
           Capital loss carryforward                   (1,742,508)
           Unrealized gain                              1,350,929
           Other temporary differences                   (264,765)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

           EXPIRATION DATE
           ------------------------------------------------------
           December 31, 2007                           $  177,749
           December 31, 2008                              785,880
           December 31, 2010                              778,879
                                                       ----------
             Total                                     $1,742,508
                                                       ==========

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2002, aggregate unreimbursed expenses amounted to $616,920.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

           First $2 billion                             0.0175%
           Next $2.5 billion                            0.0130%
           Next $2.5 billion                            0.0005%
           In excess of $7 billion                      0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES
-------------------------------------------------------------------------------
U.S. government securities                         $71,011,004      $87,050,175
                                                   -----------      -----------
Investments (non-U.S. government securities)       $39,041,986      $31,368,672
                                                   ===========      ===========

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $40,508,067
                                                                   -----------
Gross unrealized depreciation                                      $  (135,220)
Gross unrealized appreciation                                        1,485,741
                                                                   -----------
    Net unrealized appreciation                                    $ 1,350,521
                                                                   ===========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                            YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                           -----------------------------     -----------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                  2,693,922      $ 27,240,029       2,943,129      $ 29,602,192
Shares issued to shareholders in
  reinvestment of distributions                181,778         1,786,878         191,446         1,866,601
Shares reacquired                           (4,022,805)      (40,783,823)     (3,502,162)      (35,203,707)
                                             ----------     ------------      ----------      ------------
    Net decrease                            (1,147,105)     $(11,756,916)       (367,587)     $ (3,734,914)
                                            ==========      ============      ==========      ============

Service Class shares
                                            YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                           -----------------------------     -----------------------------
                                                SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                    314,863      $  3,161,745          43,963      $    437,516
Shares issued to shareholders in
  reinvestment of distributions                  2,048            20,006             238             2,314
Shares reacquired                              (26,300)         (263,542)        (11,430)         (115,082)
                                            ----------      ------------      ----------      ------------
    Net increase                               290,611      $  2,918,209          32,771      $    324,748
                                            ==========      ============      ==========      ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $384. The series had no borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                    NUMBER OF          PREMIUMS
                                                    CONTRACTS          RECEIVED
-------------------------------------------------------------------------------
Outstanding, beginning of year                              2         $ 106,810
Options terminated in closing transactions                 (2)         (106,810)
                                                          ---         ---------
Outstanding, end of year                                   --         $   --
                                                          ===         =========

Forward Foreign Currency Exchange Contracts

                       CONTRACTS TO           IN                  NET UNREALIZED
         SETTLEMENT        DELIVER/     EXCHANGE     CONTRACTS      APPRECIATION
               DATE         RECEIVE          FOR      AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
Sales       2/10/03    AUD1,019,732   $  568,544    $  571,364        $  (2,820)
            2/10/03    CAD1,044,836      666,170       660,570            5,600
            2/10/03    DKK2,953,035      403,087       416,181          (13,094)
            2/10/03    EUR3,900,805    3,935,006     4,082,069         (147,063)
            2/10/03      GBP385,000      605,605       617,730          (12,125)
            2/10/03      NZD169,541       86,805        88,276           (1,471)
            2/10/03    SEK1,815,594      201,040       208,359           (7,319)
                                      ----------    ----------        ---------
                                      $6,466,257    $6,644,549        $(178,292)
                                      ==========    ==========        =========
Purchases   2/10/03      AUD941,810   $  524,908    $  527,704        $   2,796
            2/10/03      CAD446,995      285,743       282,601           (3,142)
            2/10/03    DKK1,752,645      237,415       247,006            9,591
            2/10/03    EUR1,096,706    1,109,305     1,147,667           38,362
            2/10/03    SEK1,815,594      201,040       208,359            7,319
                                      ----------    ----------        ---------
                                      $2,358,411    $2,413,337        $  54,926
                                      ==========    ==========        =========

At December 31, 2002 forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $20,851 with Deutsche Bank.

At December 31 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the series did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $134,430 reduction in cost of securities and a corresponding $134,430 increase in net unrealized appreciation, based on securities held by the fund on January 1, 2001.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Strategic Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Strategic Income Series as of December 31, 2002, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VWG-ANN 2/03 13M